UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 4, 2011

ALLSTATE LIFE INSURANCE COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Illinois

(State or Other Jurisdiction of Incorporation)

0-31248	36-2554642
(Commission File Number)	(IRS Employer Identification No.)

3100 Sanders Road, Northbrook, Illinois	60062
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01.              Entry into a Material Definitive Agreement.

On November 4, 2011, Allstate Finance Company, LLC (“Allstate Finance”), a subsidiary of the Registrant, entered into a Sale Agreement and Assignment with Allstate Bank.  Allstate Finance was formed by the Registrant to originate, fund and retain certain business-purpose loans.  Under the Sale Agreement and Assignment, Allstate Finance purchased certain outstanding Allstate agent loans, including accrued but unpaid interest, and certain unfunded Allstate agent loan commitments in the amount of $176,307,517.60 in accordance with the terms of the Sale Agreement and Assignment.  The foregoing description of the Sale Agreement and Assignment is qualified in its entirety by reference to the full text of the Sale Agreement and Assignment attached as Exhibit 10, which is incorporated herein by reference.

The Registrant is an indirect, wholly owned subsidiary of The Allstate Corporation.  Allstate Bank is a wholly-owned subsidiary of The Allstate Corporation.

Section 9 — Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

10	Sale Agreement and Assignment between Allstate Bank and Allstate Finance Company, LLC, entered into on November 4, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSTATE LIFE INSURANCE COMPANY

		By:	/s/ Susan L. Lees

		Name:	Susan L. Lees
		Title:	Senior Vice President, General Counsel and Secretary

Date:	November 9, 2011